UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

FORM 8-K
______________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 12, 2025
EDGEWELL PERSONAL CARE COMPANY

(Exact name of registrant as specified in its charter)

Missouri	1-15401	43-1863181
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6 Research Drive, Shelton, Connecticut 06484
(Address of principal executive offices)

203-944-5500
(Registrant's telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	EPC	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On November 12, 2025 (the “Signing Date”), Edgewell Personal Care Company, a Missouri corporation (the “Company”), entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Essity Aktiebolag (publ), a listed public limited company incorporated under the Laws of the Kingdom of Sweden (“Buyer”), pursuant to which the Company has agreed to sell to Buyer (or its designated affiliates) certain assets, and Buyer has agreed to assume certain liabilities, comprising the Feminine Care segment (the “Business”) of the Company (such transaction, the “Transaction”), on the terms and subject to the conditions set forth in the Purchase Agreement.

The aggregate consideration payable by Buyer to the Company in connection with the Transaction is $340 million in cash, subject to customary adjustments for inventory, indebtedness and other items.

The obligation of the parties to consummate the Transaction is subject to the satisfaction or waiver of a number of customary conditions, including: (a) the receipt of required regulatory approvals (or the expiration of applicable waiting periods with respect thereto) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”); (b) the absence of applicable laws or orders restraining the consummation of the Transaction; (c) the representations and warranties of the Company and Buyer being true and correct, subject to the materiality standards contained in the Purchase Agreement; and (d) the Company and Buyer having complied in all material respects with their respective obligations under the Purchase Agreement. Buyer’s obligation to consummate the Transaction is also subject to certain additional conditions, including: (i) the absence of any material adverse effect on the Business; (ii) the absence of any ongoing substantial destruction of manufacturing facilities conveying with the Business; and (iii) the receipt of certain required third party consents.

The Purchase Agreement contains customary representations and warranties given by the Company and Buyer. The Company and Buyer have also each made customary covenants in the Purchase Agreement, including covenants by the Company relating to the conduct of the Business prior to the closing of the Transaction. The Purchase Agreement contains customary termination rights for the Company and Buyer, including if the Transaction is not completed by May 12, 2026 (subject to extension, including one automatic extension to August 12, 2026, and an additional automatic extension to November 12, 2026, in each case, to the extent certain specified required regulatory approvals remain outstanding, (as so extended, the “Outside Date”)). Pursuant to the terms of the Purchase Agreement, the Company is entitled to receive a termination fee of $15 million from Buyer if the Purchase Agreement is terminated under certain circumstances (including due to a breach by Buyer of its regulatory efforts covenants) at a time when the only conditions to closing that remained to be satisfied were those related to the receipt of required regulatory approvals and the absence of applicable laws and orders restraining the consummation of the Transaction. The parties have generally agreed to use their respective reasonable best efforts to consummate the Transaction, including obtaining required approvals (or the expiration of applicable waiting periods with respect thereto) under the HSR Act.

In connection with the consummation of the Transaction, the Company and Buyer will enter into a transition services agreement for the provision of certain services to support the transition of the Business following the closing, in each case subject to the terms and conditions set forth therein.

The foregoing description of the Transaction and the Purchase Agreement does not purport to be complete and, is subject to, and qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. A copy of the Purchase Agreement has been included to provide investors with information regarding its terms and is not intended to provide any factual information about the Company.

The Purchase Agreement contains representations, warranties, covenants and agreements, which were made only for purposes of such agreement and as of specified dates. The representations and warranties in the Purchase Agreement reflect negotiations between the parties to the Purchase Agreement and are not intended as statements of fact to be relied upon by stockholders, or any individuals or other entity other than the parties. In particular, the representations, warranties, covenants and agreements in the Purchase Agreement may be subject to limitations agreed by the parties, including having been modified or qualified by certain confidential disclosures that were made between the parties in connection with the negotiation of the Purchase Agreement, and having been made for purposes of allocating risk among the parties rather than establishing matters of fact. In addition, the parties may apply standards of materiality in a way that is different from what may be viewed as material by investors. As such, the representations and warranties in the Agreement may not describe the actual state of affairs at the date they were made or at any other time and you should not rely on them as statements of fact. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, and unless required by applicable law, the Company undertakes no obligation to update such information.

Item 7.01 Regulation FD Disclosure.

On November 12, 2025, the Company issued a press release announcing the execution of the Purchase Agreement. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in this Item 7.01 (including Exhibit 99.1) is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. Such information shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, unless expressly incorporated by specific reference in such a filing.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Current Report on Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements regarding the anticipated timeline for closing of the Transaction, anticipated benefits of the transaction to the Company and its stakeholders, the Company’s anticipated uses of net proceeds from the Transaction, entry into and the obligations under the transition services agreement following the Transaction, the Company’s strategy, future financial results and competitive position. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the risk that the parties may be unable to close the Transaction on anticipated timelines or at all; the failure to obtain regulatory approvals or satisfy other conditions to closing required in connection with the Transaction; costs associated with the Transaction and the potential that it may not have the anticipated impact on the Company’s business; the risk that disruptions from the Transaction will harm business plans and operations; the Company’s ability to compete in products and prices, as well as costs, in an intensely competitive industry; the loss of any of the Company’s principal customers or changes in the policies of its principal customers; its inability to design and execute a successful omnichannel strategy; the Company’s ability to attract, retain and develop key personnel; fluctuations in the price and supply of raw materials and costs of labor, warehousing and transportation; as well as the other factors described in our Annual Report on Form 10-K for the year ended September 30, 2024, as will be updated in our Annual Report on Form 10-K for the year ended September 30, 2025 and as may be further updated in the Company’s other filings with the Securities and Exchange Commission. These factors could cause actual results to differ materially from those indicated by the forward-looking statements made in this Current Report on Form 8-K. Any such forward-looking statements represent management’s estimates as of the date of this Current Report on Form 8-K. While the Company may elect to update such forward-looking statements at some point in the future, it disclaims any obligation to do so, even if subsequent events cause its views to change.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
2.1*†	Asset Purchase Agreement, dated as of November 12, 2025, by and between Edgewell Personal Care Company and Essity Aktiebolag (publ).
99.1	Press Release of Edgewell Personal Care Company, dated November 12, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
*	Copies of schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant hereby undertakes to furnish copies of any of the omitted schedules and exhibits upon request by the Securities and Exchange Commission or its staff.
†	Certain personally identifiable information has been omitted from this exhibit pursuant to Item 601(a)(6) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

		By:	/s/ Francesca Weissman
Francesca Weissman
Chief Financial Officer
(principal financial officer)

Date:	November 13, 2025